THIRD AMENDMENT AGREEMENT TO THE ASSET PURCHASE AGREEMENT

THIS AGREEMENT made the 30th day of June, 2008.

BETWEEN:
Cybermesh International Corp., a Nevada corporation with a registered office at #200-245 East Liberty Street Reno, Nevada, USA 89501
(herein called the "Acquirer")
OF THE FIRST PART
AND:
Cyber Mesh Systems Inc., a British Columbia Corporation, with offices located at #302-3602 Gilmore Way, Burnaby, British Columbia, Canada
(herein called the "Company")
OF THE SECOND PART
AND:
Marc Santos, #305 8828 Hudson Street, Vancouver, British
Columbia, Canada, V6P 4N2 and David Holmes of #1008 – 1007
Cambie Street, Vancouver, British Columbia, Canada, V6B 3EA
(collectively, the "Principals")
OF THE THIRD PART

WHEREAS the Acquirer, the Company and the Principals entered into an Asset Purchase Agreement (the "Agreement") dated February 28, 2008;

AND WHEREAS the Acquirer, the Company and the Principals entered into an Amendment Agreement to the Agreement to extend the closing date of the Agreement to June 6, 2008;

AND WHEREAS the Acquirer, the Company and the Principals entered into an Amendment Agreement to the Agreement to extend the closing date of the Agreement to June 30, 2008;

AND WHEREAS the Acquirer, the Company and the Principals further wish to amend the Agreement to extend the closing date of the Agreement to September 30, 2008;

AND WHEREAS the parties desire to amend the Agreement in respect of the foregoing;

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THEREFORE in consideration of the premises and mutual covenants and agreements herein contained, and for other good and valuable consideration, the parties hereto agree as follows:

1.	Acquirer will provide funding beginning July 1, 2008 of USD $25,000.00 per week for the period July 1, 2008 to September 30, 2008. These funds will be directly deposited into a bank account provided by the Company.

2.	All capitalized terms not otherwise defined herein shall have the meanings set out in the Agreement.

3.	Section 1.11 of the Agreement, as amended, is amended by deleting the words “June 30, 2008” and inserting the words “September 30, 2008”.

4.	The parties further agree that the intent and the wording of the Agreement be and is hereby amended for such additional changes as may be necessary or incidental in order to give effect to the foregoing agreement between the parties.

5.	Except as hereby amended, the Agreement shall remain unamended and in full force and effect.

6.	This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

7.	This Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada.

IN WITNESS WHEREOF the parties have properly executed this Agreement as of the day and year first above written.

CYBERMESH INTERNATIONAL CORP. /s/ Dudley Delapenha per: Authorized Signatory	CYBER MESH SYSTEMS INC. /s/ Marc Santos per: Authorized Signatory

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SIGNED, SEALED AND DELIVERED	)
by Marc Santos in the presence of:	)	/s/ Marc Santos
/s/__________	)
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Name	)	MARC SANTOS
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Address	)
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Occupation	)
SIGNED, SEALED AND DELIVERED	)
by David Holmes in the presence of:	)
/s/__________	)	/s/ David Holmes
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Name	)	DAVID HOLMES
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Address	)
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Occupation	)

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